Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Voya MAP Plus NPSM

Supplement dated August 25, 2017 to the Contract Prospectus and
Contract Prospectus Summary, each dated May 1, 2017, as amended

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your Contract Prospectus and Contract Prospectus Summary for future reference.

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IMPORTANT INFORMATION REGARDING AN UPCOMING FUND LIQUIDATION

The Trustees of Pioneer Variable Contracts Trust have authorized the liquidation of Pioneer Emerging Markets VCT Portfolio.  It is expected that the liquidation will take place on or about November 1, 2017.  The Pioneer Emerging Markets VCT Portfolio will discontinue accepting requests to purchase shares on or about October 31, 2017 (the “Closing Date”).

Prior to the Pioneer Emerging Markets VCT Portfolio’s liquidation, all or a substantial portion of the Portfolio’s assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year, which may result in the Portfolio not being able to achieve its investment objective.

Voluntary Transfers Before the Effective Date of the Liquidation.  Any time prior to the Closing Date, you may transfer amounts that you have allocated to the subaccount that invests in the Pioneer Emerging Markets VCT Portfolio to any of the other available investment options.  There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

You may give us alternative allocation instructions at any time by contacting the Company at:

Customer Service

P.O. Box 990063

Hartford, CT 06199-0063

1-800-584-6001

See also the Transfers section of your Contract Prospectus or Contract Prospectus Summary for further information about making allocation changes.  More information about the funds available through your contract, including information about the risks associated with investing in these funds, can be found in the current prospectus and SAI for that fund.  You may obtain these documents by contacting us at our Customer Service noted above.

Automatic Reallocation Upon Liquidation.  After the Closing Date and our receipt of the proceeds from the liquidation of the Pioneer Emerging Markets VCT Portfolio, amounts that were allocated to the subaccount that invested in this portfolio will be automatically reallocated to the subaccount that invests in the Voya Government Money Market Portfolio. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers.  Furthermore, you will not incur any tax liability because of this automatic reallocation, and your account value immediately before the reallocation will equal your account value immediately after the reallocation.

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Future Allocations.  After the Closing Date, the subaccount that invested in the Pioneer Emerging Markets VCT Portfolio will no longer be available through your Contract Prospectus or Contract Prospectus Summary.  Any future allocations directed to the subaccount that invested in this portfolio will be automatically allocated to the subaccount that invests in the Voya Government Money Market Portfolio.

Information about the Voya Government Money Market Portfolio.  Summary information about the Voya Government Money Market Portfolio can be found in APPENDIX IV - FUND DESCRIPTIONS in your Contract Prospectus or Contract Prospectus Summary.  More detailed information can be found in the current prospectus and SAI for that fund.  You may obtain these documents by contacting our Customer Service as noted on the previous page.

There will be no further disclosure regarding the Pioneer Emerging Markets VCT Portfolio in future Contract Prospectuses or Contract Prospectus Summaries.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

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